Exhibit 2.4

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH ARE ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE TRANSFER OF THIS WARRANT OR OF THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN AND THE SECURITIES ACT OF 1933, AND NO SUCH TRANSFER SHALL BE VALID OR EFFECTIVE NOR SHALL PAUL-SON GAMING CORPORATION OR ITS TRANSFER AGENT BE REQUIRED TO TRANSFER SUCH WARRANT OR SUCH SHARES OF RECORD, UNLESS AND UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

Date of Issuance

September 12, 2002

WARRANT
TO PURCHASE COMMON SHARES OF
PAUL-SON GAMING CORPORATION

THIS CERTIFIES that Holding Wilson S.A. or its registered assign(s) (herein called the “Warrant Holder”) is entitled to purchase from Paul-Son Gaming Corporation, a Nevada corporation or its successor entities (herein called the “Corporation”), subject to the terms and conditions specified herein, until 5:00 p.m. (Las Vegas time) on the Expiration Date (as hereinafter defined), 299,010 fully-paid and non-assessable shares of the Corporation’s Common Stock, par value $0.01 per share (“Common Stock”), at an exercise price of $ 0.01 per share (the “Exercise Price”), subject to adjustment as provided herein.

1.                                       Definitions. As used herein:

(a)                                  “Affiliate” of a person, corporation or other entity shall mean any person, corporation, limited liability company or other entity controlling, controlled by, or under common control with such person, corporation, limited liability company or entity. “Control” shall mean possessing the ability to direct the management or policies of a corporation, partnership, limited liability company or other entity.

(b)                                 “Exercise Percentage” shall mean 79.736 % of the total number of shares of Common Stock specified in any Issuance Notice or Cancellation Notice (each as hereinafter defined).

(c)                                  “Expiration Date” shall mean the date thirty (30) days after the date the Corporation notifies the Warrant Holder that the last Stock Issuance Right (as hereinafter defined) has been exercised, canceled or terminated.

(d)                                 “Permitted Transferee” shall mean (i) any affiliate or associate (as such terms are defined in Rule 405 under the Securities Act of 1933, as amended [the “Securities Act”]) of the Warrant Holder, or (ii) any person or entity to whom the Warrant Holder transfers or has transferred not less than 25,000 shares of Common Stock.

(e)                                  “Registration Rights Agreement” shall mean the Registration Rights Agreement dated April 11, 2002 among the Corporation, the Warrant Holder and certain other parties.

(f)                                    “Stock Issuance Right” shall mean (i) any security, right or option issued or granted by the Corporation which is convertible into or exercisable or exchangeable for shares of Common Stock and which is outstanding immediately prior to the Closing (as defined in the Agreement and Plan of Exchange and Stock Purchase dated as of April 11, 2002 (the “Exchange Agreement”) between the Corporation and Etablissements Bourgogne et Grasset SA), including, without limitation any (A) debt or equity security convertible into or exchangeable for shares of Common Stock (“Convertible Securities”), (B) option, warrant, subscription or other purchase right exercisable for shares of Common Stock (“Purchase Rights”), and (C) any Convertible Securities subject to any Purchase Rights; (ii) any such security, right or option issued or granted by the Corporation in exchange for, in cancellation of or as a distribution on any Stock Issuance Right; and (iii) any security or Purchase Right issued to Ladenburg Thalmann & Co. in connection with the transactions contemplated by the Exchange Agreement.

(g)                                 “Warrant Shares” shall mean the shares of Common Stock issued upon exercise of this Warrant.

2.                                       Exercise of Warrant.

(a)                                  Except as otherwise provided herein, this Warrant may be exercised in whole or in part, at any time after the date hereof until the Expiration Date, by the Warrant Holder by the surrender of this Warrant, together with the Subscription Agreement substantially in the form attached hereto as Exhibit A properly completed and executed, at the principal office of the Corporation at 1700 Industrial Road, Las Vegas, Nevada 89102, or such other location which shall at that time be the principal office of the Corporation (the “Principal Office”), accompanied by payment of an amount (the “Exercise Payment”) equal to the Exercise Price multiplied by the number of shares to be purchased upon such exercise, payable as follows:  (a) by payment to the Corporation in cash, by certified or official bank check, or by wire transfer of the Exercise Payment, (b) by surrender to the Corporation for cancellation of securities of the Corporation having a Market Price (as hereinafter defined) on the date of exercise equal to the Exercise Payment; or (c) by a combination of the methods described in clauses (a) and (b) above.  In lieu of exercising the Warrant, the Warrant Holder may elect to receive a payment equal to the difference between (i) the Market Price of the date of surrender multiplied by the number of shares as to which the Warrant is then being surrendered and (ii) the Exercise Payment with respect to such shares, payable by the Company to the Warrant Holder in shares of Common Stock valued at the Market Price of the date of surrender.  For purposes hereof, the term “Market Price” shall mean, with respect to any day, the average closing price of a share of Common Stock for the fifteen (15) consecutive trading days preceding such day on the principal nations securities exchange on which the shares of Common Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such fifteen (15) trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Corporation or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined in good faith by the Board of Directors of the Corporation. The person entitled to the shares so purchased shall be treated for all purposes as the holder of such shares as of the close of business on the date of exercise, and certificates for the shares of stock so purchased shall be delivered to the person so entitled within a reasonable time, not exceeding fifteen (15) days, after such exercise.

(b)                                 Section 2(a) and Section 2(c) to the contrary notwithstanding, this Warrant shall only be exercisable if, when and to the extent that Common Stock is issued upon conversion, exchange or exercise of any Stock Issuance Right.  The Corporation shall give the Warrant Holder a notice (an “Issuance Notice”) within ten (10) days of the conversion, exchange and/or exercise of Stock Issuance Rights resulting on a cumulative basis in the issuance of an aggregate of ten thousand (10,000) or more shares of Common Stock since the date of the last Issuance Notice, specifying the number of shares of Common Stock so issued.  From the date of such Issuance Notice until the Expiration Date, the Warrant Holder shall have the right to exercise the Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock specified in the Issuance Notice by the Exercise Percentage.  The right of the Warrant Holder pursuant to this Section 2(b) shall be cumulative.

(c)                                  The Corporation shall give the Warrant Holder a notice (a “Cancellation Notice”) within ten (10) days of the expiration, termination or forfeiture of Stock Issuance Rights since the date of the last Cancellation Notice, in each case in a manner that does not result in the issuance of any Common Stock or any other security, option or right convertible into or exchangeable or exercisable for Common Stock, including, without limitation, Convertible Securities, Purchase Rights or Convertible Securities subject to Purchase Rights, within twelve (12) months of such expiration, termination or forfeiture (a “Reissuance”, and the Company shall give the Warrant Holder notice within ten (10) days of any Reissuance).  Section 2(a) the contrary notwithstanding, on the first anniversary of such Cancellation Notice, this Warrant shall expire and terminate with respect to a number of shares of Common Stock determined by multiplying the number of shares of Common Stock specified in the Cancellation Notice (minus the number of shares, if any, subject to Reissuances) by the Exercise Percentage.

3.                                       Transfer, Division and Combination.

(a)                                  This Warrant may not be transferred or assigned, in whole or in part, except to one or more Permitted Transferees.

(b)                                 Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Corporation to be maintained for such purpose, upon surrender of this Warrant at the Principal Office, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Warrant Holder or its agent or attorney.  Upon such surrender and the Corporation shall execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denomination(s) specified in such instrument or assignment, and this Warrant shall promptly be cancelled.  A Warrant may be exercised by a new Warrant Holder for the purchase of Common Stock prior to issuance of the new Warrant.

(c)                                  This Warrant may be divided or combined with other Warrants upon presentation hereof at the Principal Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Warrant Holder or its agent or attorney.  As to any transfer which may be involved in such division or combination, the Corporation shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(d)                                 The Corporation shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

(e)                                  The Corporation agrees to maintain, at its Principal Office, books for the registration and the registration of transfer of the Warrants.

(f)                                    This Warrant and the Warrant Shares have not been registered under the Securities Act or qualified or registered under any state securities or “blue sky” law. This Warrant and the Warrant Shares may not be offered, transferred, assigned or sold unless registered and qualified pursuant to the provisions of such Securities Act, securities laws and “blue sky” laws, or unless an exemption from registration and qualification is available.

4.                                       Certain Covenants, Representations and Warranties of the Corporation. The Corporation represents, warrants, covenants and agrees that:

(a)                                  All Common Stock issuable upon the exercise of this Warrant will, upon issuance, be duly and validly issued, fully-paid and non-assessable and free from all liens, adverse claims, charges and encumbrances of any nature.

(b)                                 It will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times not greater than the then Exercise Price per share of the Common Stock issuable upon exercise of this Warrant.  Anything in this Agreement to the contrary notwithstanding, the Corporation will have no obligation to reduce the par value per share of the Common Stock below $0.01.

(c)                                  So long as this Warrant is outstanding, the Corporation will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a sufficient number of Common Stock to provide for the exercise hereof.

(d)                                 As of the date hereof, there are a total of 375,000 Stock Issuance Rights outstanding, as described on Schedule I attached hereto and made part hereof.

5.                                       Anti-Dilution Provisions.

(a)                                  Adjustments for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.  In case the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a dividend or distribution on its outstanding Common Stock payable in shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased by the same ratio as the subdivision, or dividend or distribution (with appropriate adjustments to the Exercise Price in effect immediately prior to such subdivision, or dividend or distribution).  In case the Corporation shall at any time combine or consolidate its outstanding Common Stock, the number of shares issuable upon exercise of this Warrant immediately prior to such combination or consolidation shall be proportionately decreased by the same ratio as the combination or consolidation (with appropriate adjustments to the Exercise Price in effect immediately prior to such combination or consolidation).  The foregoing to the contrary notwithstanding, the Exercise Price may not be less than $0.01 per share of Common Stock.

(b)                                 Adjustment for Reorganizations.  If any capital reorganization or reclassification of the capital stock of the Corporation (other than a transaction covered by Section 5(a) above), or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made so that if the Corporation is not the surviving company this Warrant shall be exercisable, subject to the terms and conditions contained in this Warrant, for the number of shares of stock or other securities or property of the Corporation or of the successor company resulting from any such merger or consolidation or sale to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant immediately prior to the capital reorganization, merger, consolidation or sale would have been entitled on such capital reorganization, merger, consolidation, or sale.  Subject to all conditions applicable to the Warrant hereunder, the Corporation will require the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets to assume by written instrument mailed or delivered to Warrant Holder(s) at the last address of each such holder appearing on the books of the Corporation, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.  If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, the Corporation shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Warrant Holder(s) shall have been given a reasonable opportunity to then elect to receive upon exercise of this Warrant (to the extent this warrant is exercisable) either the stock, securities or assets then issuable with respect to the Common Stock or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.  The foregoing to the contrary notwithstanding, the Exercise Price may not be reduced to less than $0.01 per share of Common Stock.

(c)                                  Notices of Record Date.  In the event that:

(1)                                  the Corporation shall declare any cash dividend or distribution (other than distributions to stockholders in connection with the repurchase of stock from employees of the Corporation pursuant to repurchase rights under vesting provisions related to the length of period of employment of such employees at purchase prices initially paid by such employees for such shares) upon its Common Stock, or

(2)                                  the Corporation shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than distributions to stockholders in connection with the repurchase of stock from employees of the Corporation pursuant to repurchase rights under vesting provisions related to the length of period of employment of such employees at purchase prices initially paid by such employees for such shares) to the holders of its Common Stock, or

(3)                                  the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

(4)                                  there shall be any capital reorganization or reclassification of the capital stock of the Corporation, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation, or

(5)                                  there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to the Warrant Holder(s):

(i)                                     at least ten (10) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights and at least twenty (20) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

(ii)                                  in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.  Each such written notice shall be given by first class mail, postage prepaid, addressed to the Warrant Holder(s) at the address of each such holder as shown on the books of the Corporation.

(d)                                 Distribution of Purchase Rights on an As-Exercised Basis.  If at any time or from time to time on or after the date hereof, the Corporation shall grant, issue or sell any Convertible Securities, Purchase Rights or Convertible Securities subject to Purchase Rights pro rata for no consideration to the record holders of Common Stock (“Pro Rata Rights”), then, to the extent this Warrant becomes exercisable pursuant to Section 2(b), the Warrant Holder shall be entitled to acquire upon any exercise of this Warrant, upon the terms applicable to such Pro Rata Rights, the aggregate Pro Rata Rights which such holder could have acquired if it had held the number of shares of Common Stock to be acquired upon such exercise of this Warrant immediately before the grant, issuance or sale of such Pro Rata Rights.

(e)                                  No Impairment.  The Corporation will not, by amendment of its Articles of Incorporation, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Exercise Rights of the holders of this Warrant against impairment.

(f)                                    Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Warrant Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

(g)                                 Adjustment by Board of Directors.  In any event occurs as to which, in the opinion of the Board of Directors of the Corporation, the provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Warrant Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to any of the provisions of this Section 5 except in the case of a combination of shares of a type contemplated in Section 5(a) and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section 5(a).

6.                                       Loss, Theft, Destruction or Mutilation. Upon receipt by the Corporation of reasonable evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonable indemnity and (in case of mutilation) upon surrender and cancellation hereof, the Corporation will execute and deliver, in lieu hereof, a new warrant of like tenor representing the same rights as the lost, stolen, destroyed or mutilated Warrant.

7.                                       Amendments and Waivers. No amendment or waiver of any provision of this Warrant shall be effective unless and until it shall be set forth in writing and signed by the Corporation and the Warrant Holder.

8.                                       No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrant Holder shall not be entitled to any rights of a stockholder of the Corporation, including, without limitation, the right to vote, the right to receive dividends and the right to receive other distributions.

9.                                       Payment of Taxes. The Corporation shall pay all taxes (other than income taxes of any Warrant Holder) attributable to the issuance of this Warrant and the Warrant Shares, but not any tax or expenses attributable to the transfer of this Warrant, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of this Warrant, to a person other than the registered holder of the Warrant.

10.                                 Registration Rights.  This Warrant and the Warrant Shares are entitled to the benefits of the Registration Rights Agreement.  The Corporation shall keep a copy of the Registration Rights Agreement, and any amendments thereto, at the Principal Office and shall furnish copies thereof to the Warrant Holder upon request.  A holder of Warrant Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to registration statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as a Warrant Holder under the

Registration Rights Agreement, subject to the obligations thereunder.  The Corporation will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford to such holder such rights.

11.                                 Governing Law; Jurisdiction. This Warrant shall be construed in accordance with and governed by the laws of the State of Nevada without regard to its conflicts of law doctrine.  Each party, acting for such party and for such party’s successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably consents and subjects such party to the exclusive jurisdiction of the United States District Court of the District of Nevada or any Nevada state court sitting in Clark County, Nevada in respect of any and all matters arising under or in connection with this Agreement.

12.                                 Headings. The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officer under its corporate seal and attested by its duly authorized officer, on the date of this Warrant.

PAUL-SON GAMING CORPORATION

By:	/s/ Gérard P. Charlier
Name:	Gérard P. Charlier
Title:	President & CEO

Attest:	/s/ Jerry G. West
Name:	Jerry G. West
Title:	Director

Exhibit A

SUBSCRIPTION AGREEMENT

Date:

TO:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase                           shares of Common Stock purchasable upon exercise thereof; make payment herewith in full therefor at the price and by a means provided for in the Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                            whose address is                                                                       and, if such shares of Common Stock shall not include all of the Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Stock issuable hereunder be delivered to the undersigned.

(Warrant Holder)

By:
Name:
Title:

Exhibit B

ASSIGNMENT

For Value Received,                                                                                               hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant to:

NAME OF ASSIGNEE	ADDRESS

Dated:	Signature:

Witness:

This Warrant may only be assigned or transferred in accordance with Section 3 thereof.

SCHEDULE I

OUTSTANDING STOCK ISSUANCE RIGHTS

As of September 12, 2002, immediately following the Closing, the Corporation has the following outstanding Stock Issuance Rights:

1.               Under the Corporation’s 1994 Directors’ Stock Option Plan, the Corporation has outstanding stock options to purchase an aggregate of 70,500 shares of Common Stock as set forth in more detail in the Stock Option Detail chart attached hereto and incorporated herein.

2.               Under the Corporation’s 1994 Long-Term Incentive Plan, the Corporation has outstanding stock options to purchase an aggregate of 304,500 shares of Common Stock as set forth in more detail in the Stock Option Detail chart attached hereto and incorporated herein.

PaulSon Gaming Corp.

Stock Option Detail

1994 Long Term Incentive Plan

	Grant	Number of	Option	First Vest	Vesting	Years	%	Vested	Termin.	Exercised	Forfeited	Options	Vested Shares
Optionee	Date	Shares	Price	Date	Period	Vested	Vested	Shares	Date	Options	Options	O/S	Outstanding

Endy, E	7/29/1996	100,000	8.06	7/29/1997	4	4	1	100,000		3,000		97,000	97,000
Speiser, L	2/20/1996	100,000	8.75	2/20/1997	4	4	1	100,000		25,000		75,000	75,000
Coiro, R	2/20/1996	30,000	8.75	2/20/1997	4	4	1	30,000		7,500		22,500	22,500
Moreno, F	2/20/1996	15,000	8.75	2/20/1997	4	4	1	15,000		—		15,000	15,000
Arroyo, H	1/28/1997	10,000	10.75	1/28/1998	4	4	1	10,000		—		10,000	10,000
Oceguera, S	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Ortiz, B	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Rodriguez, E	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Ruiz, G	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Ruiz, M	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Diaz, J	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
Diaz, J	1/28/1997	5,000	10.75	1/28/1998	4	4	1	5,000		—		5,000	5,000
Gonzales, B	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
Gonzales, B	1/28/1997	5,000	10.75	1/29/1998	4	4	1	5,000		—		5,000	5,000
Lisenberry, R	1/28/1997	5,000	10.75	1/29/1998	4	4	1	5,000		—		5,000	5,000
Lisenberry, R	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
Moreno, F	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
		340,000						340,000		35,500		304,500	304,500

1994 Directors Plan

	Grant	Number of	Option	First Vest	Vesting	Years	%	Vested	Termin.	Exercised	Forfeited	Options	Vested Shares
Optionee	Date	Shares	Price	Date	Period	Vested	Vested	Shares	Date	Options	Options	O/S	Outstanding

Scott, Richard	7/18/1995	3,000	6.50	7/18/1996	3	3	1	3,000		—		3,000	3,000
West, Jerry	7/29/1995	3,000	8.06	7/29/1996	1	1	1	3,000		—		3,000	3,000
West, Jerry	4/12/1996	4,000	13.88	4/12/1997	1	1	1	4,000		—		4,000	4,000
West, Jerry	2/20/1995	3,000	8.75	2/20/1996	3	3	1	3,000		—		3,000	3,000
West, Jerry	4/12/1998	4,000	10.56	4/12/1998	1	1	1	4,000		—		4,000	4,000
West, Jerry	4/12/1999	4,000	8.25	4/12/1999	1	1	1	4,000		—		4,000	4,000
West, Jerry	4/12/2000	6,500	3.63	4/12/2000	1	1	1	6,500		—		6,500	6,500
West, Jerry	4/12/2001	6,500	2.40	4/12/2001	1	1	1	6,500		—		6,500	6,500
West, Jerry	4/12/2002	6,500	1.69	4/12/2002	1	1	1	6,500		—		6,500	6,500
Scott, Richard	7/18/1998	3,000	8.88	7/18/1998	1	1	1	3,000		—		3,000	3,000
Scott, Richard	7/18/1999	3,000	8.25	7/18/1999	1	1	1	3,000		—		3,000	3,000
Scott, Richard	7/18/2000	5,000	2.88	7/18/2000	1	1	1	5,000		—		5,000	5,000
Scott, Richard	7/18/2001	5,000	2.75	7/18/2001	1	1	1	5,000		—		5,000	5,000
Scott, Richard	7/18/2002	5,000	3.20	7/18/2002	1	1	1	5,000		—		5,000	5,000
Dennis, Paul	11/14/2000	6,000	1.38	11/14/2001	1	0	1	6,000		—		6,000	6,000
Dennis, Paul	11/14/2001	3,000	1.42	11/14/2001	1	0	1	3,000		—		3,000	3,000
		70,500						70,500		—		70,500	70,500

GRAND TOTALS BOTH PLANS		410,500						410,500		35,500		375,000	375,000

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH ARE ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE TRANSFER OF THIS WARRANT OR OF THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN AND THE SECURITIES ACT OF 1933, AND NO SUCH TRANSFER SHALL BE VALID OR EFFECTIVE NOR SHALL PAUL-SON GAMING CORPORATION OR ITS TRANSFER AGENT BE REQUIRED TO TRANSFER SUCH WARRANT OR SUCH SHARES OF RECORD, UNLESS AND UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

Date of Issuance

September 12, 2002

WARRANT
TO PURCHASE COMMON SHARES OF
PAUL-SON GAMING CORPORATION

THIS CERTIFIES that Francois Carretté or his registered assign(s) (herein called the “Warrant Holder”) is entitled to purchase from Paul-Son Gaming Corporation, a Nevada corporation or its successor entities (herein called the “Corporation”), subject to the terms and conditions specified herein, until 5:00 p.m. (Las Vegas time) on the Expiration Date (as hereinafter defined), 26 fully-paid and non-assessable shares of the Corporation’s Common Stock, par value $0.01 per share (“Common Stock”), at an exercise price of $ 0.01 per share (the “Exercise Price”), subject to adjustment as provided herein.

1.                                       Definitions. As used herein:

(a)                                  “Affiliate” of a person, corporation or other entity shall mean any person, corporation, limited liability company or other entity controlling, controlled by, or under common control with such person, corporation, limited liability company or entity. “Control” shall mean possessing the ability to direct the management or policies of a corporation, partnership, limited liability company or other entity.

(b)                                 “Exercise Percentage” shall mean 0.007 % of the total number of shares of Common Stock specified in any Issuance Notice or Cancellation Notice (each as hereinafter defined).

(c)                                  “Expiration Date” shall mean the date thirty (30) days after the date the Corporation notifies the Warrant Holder that the last Stock Issuance Right (as hereinafter defined) has been exercised, canceled or terminated.

(d)                                 “Permitted Transferee” shall mean (i) any affiliate or associate (as such terms are defined in Rule 405 under the Securities Act of 1933, as amended [the “Securities Act”]) of the Warrant Holder, or (ii) any person or entity to whom the Warrant Holder transfers or has transferred not less than 25,000 shares of Common Stock.

(e)                                  “Registration Rights Agreement” shall mean the Registration Rights Agreement dated April 11, 2002 among the Corporation, the Warrant Holder and certain other parties.

(f)                                    “Stock Issuance Right” shall mean (i) any security, right or option issued or granted by the Corporation which is convertible into or exercisable or exchangeable for shares of Common Stock and which is outstanding immediately prior to the Closing (as defined in the Agreement and Plan of Exchange and Stock Purchase dated as of April 11, 2002 (the “Exchange Agreement”) between the Corporation and Etablissements Bourgogne et Grasset SA), including, without limitation any (A) debt or equity security convertible into or exchangeable for shares of Common Stock (“Convertible Securities”), (B) option, warrant, subscription or other purchase right exercisable for shares of Common Stock (“Purchase Rights”), and (C) any Convertible Securities subject to any Purchase Rights; (ii) any such security, right or option issued or granted by the Corporation in exchange for, in cancellation of or as a distribution on any Stock Issuance Right; and (iii) any security or Purchase Right issued to Ladenburg Thalmann & Co. in connection with the transactions contemplated by the Exchange Agreement.

(g)                                 “Warrant Shares” shall mean the shares of Common Stock issued upon exercise of this Warrant.

2.                                       Exercise of Warrant.

(a)                                  Except as otherwise provided herein, this Warrant may be exercised in whole or in part, at any time after the date hereof until the Expiration Date, by the Warrant Holder by the surrender of this Warrant, together with the Subscription Agreement substantially in the form attached hereto as Exhibit A properly completed and executed, at the principal office of the Corporation at 1700 Industrial Road, Las Vegas, Nevada 89102, or such other location which shall at that time be the principal office of the Corporation (the “Principal Office”), accompanied by payment of an amount (the “Exercise Payment”) equal to the Exercise Price multiplied by the number of shares to be purchased upon such exercise, payable as follows:  (a) by payment to the Corporation in cash, by certified or official bank check, or by wire transfer of the Exercise Payment, (b) by surrender to the Corporation for cancellation of securities of the Corporation having a Market Price (as hereinafter defined) on the date of exercise equal to the Exercise Payment; or (c) by a combination of the methods described in clauses (a) and (b) above.  In lieu of exercising the Warrant, the Warrant Holder may elect to receive a payment equal to the difference between (i) the Market Price of the date of surrender multiplied by the number of shares as to which the Warrant is then being surrendered and (ii) the Exercise Payment with respect to such shares, payable by the Company to the Warrant Holder in shares of Common Stock valued at the Market Price of the date of surrender.  For purposes hereof, the term “Market Price” shall mean, with respect to any day, the average closing price of a share of Common Stock for the fifteen (15) consecutive trading days preceding such day on the principal nations securities exchange on which the shares of Common Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such fifteen (15) trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Corporation or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined in good faith by the Board of Directors of the Corporation. The person entitled to the shares so purchased shall be treated for all purposes as the holder of such shares as of the close of business on the date of exercise, and certificates for the shares of stock so purchased shall be delivered to the person so entitled within a reasonable time, not exceeding fifteen (15) days, after such exercise.

(b)                                 Section 2(a) and Section 2(c) to the contrary notwithstanding, this Warrant shall only be exercisable if, when and to the extent that Common Stock is issued upon conversion, exchange or exercise of any Stock Issuance Right.  The Corporation shall give the Warrant Holder a notice (an “Issuance Notice”) within ten (10) days of the conversion, exchange and/or exercise of Stock Issuance Rights resulting on a cumulative basis in the issuance of an aggregate of ten thousand (10,000) or more shares of Common Stock since the date of the last Issuance Notice, specifying the number of shares of Common Stock so issued.  From the date of such Issuance Notice until the Expiration Date, the Warrant Holder shall have the right to exercise the Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock specified in the Issuance Notice by the Exercise Percentage.  The right of the Warrant Holder pursuant to this Section 2(b) shall be cumulative.

(c)                                  The Corporation shall give the Warrant Holder a notice (a “Cancellation Notice”) within ten (10) days of the expiration, termination or forfeiture of Stock Issuance Rights since the date of the last Cancellation Notice, in each case in a manner that does not result in the issuance of any Common Stock or any other security, option or right convertible into or exchangeable or exercisable for Common Stock, including, without limitation, Convertible Securities, Purchase Rights or Convertible Securities subject to Purchase Rights, within twelve (12) months of such expiration, termination or forfeiture (a “Reissuance”, and the Company shall give the Warrant Holder notice within ten (10) days of any Reissuance).  Section 2(a) the contrary notwithstanding, on the first anniversary of such Cancellation Notice, this Warrant shall expire and terminate with respect to a number of shares of Common Stock determined by multiplying the number of shares of Common Stock specified in the Cancellation Notice (minus the number of shares, if any, subject to Reissuances) by the Exercise Percentage.

3.                                       Transfer, Division and Combination.

(a)                                  This Warrant may not be transferred or assigned, in whole or in part, except to one or more Permitted Transferees.

(b)                                 Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Corporation to be maintained for such purpose, upon surrender of this Warrant at the Principal Office, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Warrant Holder or its agent or attorney.  Upon such surrender and the Corporation shall execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denomination(s) specified in such instrument or assignment, and this Warrant shall promptly be cancelled.  A Warrant may be exercised by a new Warrant Holder for the purchase of Common Stock prior to issuance of the new Warrant.

(c)                                  This Warrant may be divided or combined with other Warrants upon presentation hereof at the Principal Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Warrant Holder or its agent or attorney.  As to any transfer which may be involved in such division or combination, the Corporation shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(d)                                 The Corporation shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

(e)                                  The Corporation agrees to maintain, at its Principal Office, books for the registration and the registration of transfer of the Warrants.

(f)                                    This Warrant and the Warrant Shares have not been registered under the Securities Act or qualified or registered under any state securities or “blue sky” law. This Warrant and the Warrant Shares may not be offered, transferred, assigned or sold unless registered and qualified pursuant to the provisions of such Securities Act, securities laws and “blue sky” laws, or unless an exemption from registration and qualification is available.

4.                                       Certain Covenants, Representations and Warranties of the Corporation.  The Corporation represents, warrants, covenants and agrees that:

(a)                                  All Common Stock issuable upon the exercise of this Warrant will, upon issuance, be duly and validly issued, fully-paid and non-assessable and free from all liens, adverse claims, charges and encumbrances of any nature.

(b)                                 It will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times not greater than the then Exercise Price per share of the Common Stock issuable upon exercise of this Warrant.  Anything in this Agreement to the contrary notwithstanding, the Corporation will have no obligation to reduce the par value per share of the Common Stock below $0.01.

(c)                                  So long as this Warrant is outstanding, the Corporation will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a sufficient number of Common Stock to provide for the exercise hereof.

(d)                                 As of the date hereof, there are a total of 375,000 Stock Issuance Rights outstanding, as described on Schedule I attached hereto and made part hereof.

5.                                       Anti-Dilution Provisions.

(a)                                  Adjustments for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.  In case the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a dividend or distribution on its outstanding Common Stock payable in shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased by the same ratio as the subdivision, or dividend or distribution (with appropriate adjustments to the Exercise Price in effect immediately prior to such subdivision, or dividend or distribution).  In case the Corporation shall at any time combine or consolidate its outstanding Common Stock, the number of shares issuable upon exercise of this Warrant immediately prior to such combination or consolidation shall be proportionately decreased by the same ratio as the combination or consolidation (with appropriate adjustments to the Exercise Price in effect immediately prior to such combination or consolidation).  The foregoing to the contrary notwithstanding, the Exercise Price may not be less than $0.01 per share of Common Stock.

(b)                                 Adjustment for Reorganizations.  If any capital reorganization or reclassification of the capital stock of the Corporation (other than a transaction covered by Section 5(a) above), or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made so that if the Corporation is not the surviving company this Warrant shall be exercisable, subject to the terms and conditions contained in this Warrant, for the number of shares of stock or other securities or property of the Corporation or of the successor company resulting from any such merger or consolidation or sale to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant immediately prior to the capital reorganization, merger, consolidation or sale would have been entitled on such capital reorganization, merger, consolidation, or sale.  Subject to all conditions applicable to the Warrant hereunder, the Corporation will require the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets to assume by written instrument mailed or delivered to Warrant Holder(s) at the last address of each such holder appearing on the books of the Corporation, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.  If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, the Corporation shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Warrant Holder(s) shall have been given a reasonable opportunity to then elect to receive upon exercise of this Warrant (to the extent this warrant is exercisable) either the stock, securities or assets then issuable with respect to the Common Stock or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.  The foregoing to the contrary notwithstanding, the Exercise Price may not be reduced to less than $0.01 per share of Common Stock.

(c)                                  Notices of Record Date.  In the event that:

(1)                                  the Corporation shall declare any cash dividend or distribution (other than distributions to stockholders in connection with the repurchase of stock from employees of the Corporation pursuant to repurchase rights under vesting provisions related to the length of period of employment of such employees at purchase prices initially paid by such employees for such shares) upon its Common Stock, or

(2)                                  the Corporation shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than distributions to stockholders in connection with the repurchase of stock from employees of the Corporation pursuant to repurchase rights under vesting provisions related to the length of period of employment of such employees at purchase prices initially paid by such employees for such shares) to the holders of its Common Stock, or

(3)                                  the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

(4)                                  there shall be any capital reorganization or reclassification of the capital stock of the Corporation, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation, or

(5)                                  there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to the Warrant Holder(s):

(i)                                     at least ten (10) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights and at least twenty (20) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

(ii)                                  in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.  Each such written notice shall be given by first class mail, postage prepaid, addressed to the Warrant Holder(s) at the address of each such holder as shown on the books of the Corporation.

(d)                                 Distribution of Purchase Rights on an As-Exercised Basis.  If at any time or from time to time on or after the date hereof, the Corporation shall grant, issue or sell any Convertible Securities, Purchase Rights or Convertible Securities subject to Purchase Rights pro rata for no consideration to the record holders of Common Stock (“Pro Rata Rights”), then, to the extent this Warrant becomes exercisable pursuant to Section 2(b), the Warrant Holder shall be entitled to acquire upon any exercise of this Warrant, upon the terms applicable to such Pro Rata Rights, the aggregate Pro Rata Rights which such holder could have acquired if it had held the number of shares of Common Stock to be acquired upon such exercise of this Warrant immediately before the grant, issuance or sale of such Pro Rata Rights.

(e)                                  No Impairment.  The Corporation will not, by amendment of its Articles of Incorporation, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Exercise Rights of the holders of this Warrant against impairment.

(f)                                    Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Warrant Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

(g)                                 Adjustment by Board of Directors.  In any event occurs as to which, in the opinion of the Board of Directors of the Corporation, the provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Warrant Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to any of the provisions of this Section 5 except in the case of a combination of shares of a type contemplated in Section 5(a) and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section 5(a).

6.                                       Loss, Theft, Destruction or Mutilation. Upon receipt by the Corporation of reasonable evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonable indemnity and (in case of mutilation) upon surrender and cancellation hereof, the Corporation will execute and deliver, in lieu hereof, a new warrant of like tenor representing the same rights as the lost, stolen, destroyed or mutilated Warrant.

7.                                       Amendments and Waivers.  No amendment or waiver of any provision of this Warrant shall be effective unless and until it shall be set forth in writing and signed by the Corporation and the Warrant Holder.

8.                                       No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrant Holder shall not be entitled to any rights of a stockholder of the Corporation, including, without limitation, the right to vote, the right to receive dividends and the right to receive other distributions.

9.                                       Payment of Taxes. The Corporation shall pay all taxes (other than income taxes of any Warrant Holder) attributable to the issuance of this Warrant and the Warrant Shares, but not any tax or expenses attributable to the transfer of this Warrant, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of this Warrant, to a person other than the registered holder of the Warrant.

10.                                 Registration Rights.  This Warrant and the Warrant Shares are entitled to the benefits of the Registration Rights Agreement.  The Corporation shall keep a copy of the Registration Rights Agreement, and any amendments thereto, at the Principal Office and shall furnish copies thereof to the Warrant Holder upon request.  A holder of Warrant Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to registration statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as a Warrant Holder under the

Registration Rights Agreement, subject to the obligations thereunder.  The Corporation will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford to such holder such rights.

11.                                 Governing Law; Jurisdiction. This Warrant shall be construed in accordance with and governed by the laws of the State of Nevada without regard to its conflicts of law doctrine.  Each party, acting for such party and for such party’s successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably consents and subjects such party to the exclusive jurisdiction of the United States District Court of the District of Nevada or any Nevada state court sitting in Clark County, Nevada in respect of any and all matters arising under or in connection with this Agreement.

12.                                 Headings. The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officer under its corporate seal and attested by its duly authorized officer, on the date of this Warrant.

PAUL-SON GAMING CORPORATION

By:	/s/ Gérard P. Charlier
Name:	Gérard P. Charlier
Title:	President & CEO

Attest:	/s/ Jerry G. West
Name:	Jerry G. West
Title:	Director

Exhibit A

SUBSCRIPTION AGREEMENT

Date:

TO:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase                        shares of Common Stock purchasable upon exercise thereof; make payment herewith in full therefor at the price and by a means provided for in the Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                                             whose address is                                                       and, if such shares of Common Stock shall not include all of the Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Stock issuable hereunder be delivered to the undersigned.

(Warrant Holder)

By:
Name:
Title:

Exhibit B

ASSIGNMENT

For Value Received,                                                                                                                                hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant to:

NAME OF ASSIGNEE	ADDRESS

Dated:	Signature:

Witness:

This Warrant may only be assigned or transferred in accordance with Section 3 thereof.

SCHEDULE I

OUTSTANDING STOCK ISSUANCE RIGHTS

As of September 12, 2002, immediately following the Closing, the Corporation has the following outstanding Stock Issuance Rights:

1.               Under the Corporation’s 1994 Directors’ Stock Option Plan, the Corporation has outstanding stock options to purchase an aggregate of 70,500 shares of Common Stock as set forth in more detail in the Stock Option Detail chart attached hereto and incorporated herein.

2.               Under the Corporation’s 1994 Long-Term Incentive Plan, the Corporation has outstanding stock options to purchase an aggregate of 304,500 shares of Common Stock as set forth in more detail in the Stock Option Detail chart attached hereto and incorporated herein.

PaulSon Gaming Corp.

Stock Option Detail

1994 Long Term Incentive Plan

	Grant	Number of	Option	First Vest	Vesting	Years	%	Vested	Termin.	Exercised	Forfeited	Options	Vested Shares
Optionee	Date	Shares	Price	Date	Period	Vested	Vested	Shares	Date	Options	Options	O/S	Outstanding

Endy, E	7/29/1996	100,000	8.06	7/29/1997	4	4	1	100,000		3,000		97,000	97,000
Speiser, L	2/20/1996	100,000	8.75	2/20/1997	4	4	1	100,000		25,000		75,000	75,000
Coiro, R	2/20/1996	30,000	8.75	2/20/1997	4	4	1	30,000		7,500		22,500	22,500
Moreno, F	2/20/1996	15,000	8.75	2/20/1997	4	4	1	15,000		—		15,000	15,000
Arroyo, H	1/28/1997	10,000	10.75	1/28/1998	4	4	1	10,000		—		10,000	10,000
Oceguera, S	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Ortiz, B	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Rodriguez, E	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Ruiz, G	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Ruiz, M	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Diaz, J	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
Diaz, J	1/28/1997	5,000	10.75	1/28/1998	4	4	1	5,000		—		5,000	5,000
Gonzales, B	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
Gonzales, B	1/28/1997	5,000	10.75	1/29/1998	4	4	1	5,000		—		5,000	5,000
Lisenberry, R	1/28/1997	5,000	10.75	1/29/1998	4	4	1	5,000		—		5,000	5,000
Lisenberry, R	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
Moreno, F	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
		340,000						340,000		35,500		304,500	304,500

1994 Directors Plan

	Grant	Number of	Option	First Vest	Vesting	Years	%	Vested	Termin.	Exercised	Forfeited	Options	Vested Shares
Optionee	Date	Shares	Price	Date	Period	Vested	Vested	Shares	Date	Options	Options	O/S	Outstanding

Scott, Richard	7/18/1995	3,000	6.50	7/18/1996	3	3	1	3,000		—		3,000	3,000
West, Jerry	7/29/1995	3,000	8.06	7/29/1996	1	1	1	3,000		—		3,000	3,000
West, Jerry	4/12/1996	4,000	13.88	4/12/1997	1	1	1	4,000		—		4,000	4,000
West, Jerry	2/20/1995	3,000	8.75	2/20/1996	3	3	1	3,000		—		3,000	3,000
West, Jerry	4/12/1998	4,000	10.56	4/12/1998	1	1	1	4,000		—		4,000	4,000
West, Jerry	4/12/1999	4,000	8.25	4/12/1999	1	1	1	4,000		—		4,000	4,000
West, Jerry	4/12/2000	6,500	3.63	4/12/2000	1	1	1	6,500		—		6,500	6,500
West, Jerry	4/12/2001	6,500	2.40	4/12/2001	1	1	1	6,500		—		6,500	6,500
West, Jerry	4/12/2002	6,500	1.69	4/12/2002	1	1	1	6,500		—		6,500	6,500
Scott, Richard	7/18/1998	3,000	8.88	7/18/1998	1	1	1	3,000		—		3,000	3,000
Scott, Richard	7/18/1999	3,000	8.25	7/18/1999	1	1	1	3,000		—		3,000	3,000
Scott, Richard	7/18/2000	5,000	2.88	7/18/2000	1	1	1	5,000		—		5,000	5,000
Scott, Richard	7/18/2001	5,000	2.75	7/18/2001	1	1	1	5,000		—		5,000	5,000
Scott, Richard	7/18/2002	5,000	3.20	7/18/2002	1	1	1	5,000		—		5,000	5,000
Dennis, Paul	11/14/2000	6,000	1.38	11/14/2001	1	0	1	6,000		—		6,000	6,000
Dennis, Paul	11/14/2001	3,000	1.42	11/14/2001	1	0	1	3,000		—		3,000	3,000
		70,500						70,500		—		70,500	70,500

GRAND TOTALS BOTH PLANS		410,500						410,500		35,500		375,000	375,000

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH ARE ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE TRANSFER OF THIS WARRANT OR OF THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN AND THE SECURITIES ACT OF 1933, AND NO SUCH TRANSFER SHALL BE VALID OR EFFECTIVE NOR SHALL PAUL-SON GAMING CORPORATION OR ITS TRANSFER AGENT BE REQUIRED TO TRANSFER SUCH WARRANT OR SUCH SHARES OF RECORD, UNLESS AND UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

Date of Issuance

September 12, 2002

WARRANT
TO PURCHASE COMMON SHARES OF
PAUL-SON GAMING CORPORATION

THIS CERTIFIES that Elizabeth Carretté or her registered assign(s) (herein called the “Warrant Holder”) is entitled to purchase from Paul-Son Gaming Corporation, a Nevada corporation or its successor entities (herein called the “Corporation”), subject to the terms and conditions specified herein, until 5:00 p.m. (Las Vegas time) on the Expiration Date (as hereinafter defined), 26 fully-paid and non-assessable shares of the Corporation’s Common Stock, par value $0.01 per share (“Common Stock”), at an exercise price of $ 0.01 per share (the “Exercise Price”), subject to adjustment as provided herein.

1.                                       Definitions. As used herein:

(a)                                  “Affiliate” of a person, corporation or other entity shall mean any person, corporation, limited liability company or other entity controlling, controlled by, or under common control with such person, corporation, limited liability company or entity. “Control” shall mean possessing the ability to direct the management or policies of a corporation, partnership, limited liability company or other entity.

(b)                                 “ Exercise Percentage” shall mean 0.007% of the total number of shares of Common Stock specified in any Issuance Notice or Cancellation Notice (each as hereinafter defined).

(c)                                  “Expiration Date” shall mean the date thirty (30) days after the date the Corporation notifies the Warrant Holder that the last Stock Issuance Right (as hereinafter defined) has been exercised, canceled or terminated.

(d)                                 “Permitted Transferee” shall mean (i) any affiliate or associate (as such terms are defined in Rule 405 under the Securities Act of 1933, as amended [the “Securities Act”]) of the Warrant Holder, or (ii) any person or entity to whom the Warrant Holder transfers or has transferred not less than 25,000 shares of Common Stock.

(e)                                  “Registration Rights Agreement” shall mean the Registration Rights Agreement dated April 11, 2002 among the Corporation, the Warrant Holder and certain other parties.

(f)                                    “Stock Issuance Right” shall mean (i) any security, right or option issued or granted by the Corporation which is convertible into or exercisable or exchangeable for shares of Common Stock and which is outstanding immediately prior to the Closing (as defined in the Agreement and Plan of Exchange and Stock Purchase dated as of April 11, 2002 (the “Exchange Agreement”) between the Corporation and Etablissements Bourgogne et Grasset SA), including, without limitation any (A) debt or equity security convertible into or exchangeable for shares of Common Stock (“Convertible Securities”), (B) option, warrant, subscription or other purchase right exercisable for shares of Common Stock (“Purchase Rights”), and (C) any Convertible Securities subject to any Purchase Rights; (ii) any such security, right or option issued or granted by the Corporation in exchange for, in cancellation of or as a distribution on any Stock Issuance Right; and (iii) any security or Purchase Right issued to Ladenburg Thalmann & Co. in connection with the transactions contemplated by the Exchange Agreement.

(g)                                 “Warrant Shares” shall mean the shares of Common Stock issued upon exercise of this Warrant.

2.                                       Exercise of Warrant.

(a)                                  Except as otherwise provided herein, this Warrant may be exercised in whole or in part, at any time after the date hereof until the Expiration Date, by the Warrant Holder by the surrender of this Warrant, together with the Subscription Agreement substantially in the form attached hereto as Exhibit A properly completed and executed, at the principal office of the Corporation at 1700 Industrial Road, Las Vegas, Nevada 89102, or such other location which shall at that time be the principal office of the Corporation (the “Principal Office”), accompanied by payment of an amount (the “Exercise Payment”) equal to the Exercise Price multiplied by the number of shares to be purchased upon such exercise, payable as follows:  (a) by payment to the Corporation in cash, by certified or official bank check, or by wire transfer of the Exercise Payment, (b) by surrender to the Corporation for cancellation of securities of the Corporation having a Market Price (as hereinafter defined) on the date of exercise equal to the Exercise Payment; or (c) by a combination of the methods described in clauses (a) and (b) above.  In lieu of exercising the Warrant, the Warrant Holder may elect to receive a payment equal to the difference between (i) the Market Price of the date of surrender multiplied by the number of shares as to which the Warrant is then being surrendered and (ii) the Exercise Payment with respect to such shares, payable by the Company to the Warrant Holder in shares of Common Stock valued at the Market Price of the date of surrender.  For purposes hereof, the term “Market Price” shall mean, with respect to any day, the average closing price of a share of Common Stock for the fifteen (15) consecutive trading days preceding such day on the principal nations securities exchange on which the shares of Common Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such fifteen (15) trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Corporation or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined in good faith by the Board of Directors of the Corporation. The person entitled to the shares so purchased shall be treated for all purposes as the holder of such shares as of the close of business on the date of exercise, and certificates for the shares of stock so purchased shall be delivered to the person so entitled within a reasonable time, not exceeding fifteen (15) days, after such exercise.

(b)                                 Section 2(a) and Section 2(c) to the contrary notwithstanding, this Warrant shall only be exercisable if, when and to the extent that Common Stock is issued upon conversion, exchange or exercise of any Stock Issuance Right.  The Corporation shall give the Warrant Holder a notice (an “Issuance Notice”) within ten (10) days of the conversion, exchange and/or exercise of Stock Issuance Rights resulting on a cumulative basis in the issuance of an aggregate of ten thousand (10,000) or more shares of Common Stock since the date of the last Issuance Notice, specifying the number of shares of Common Stock so issued.  From the date of such Issuance Notice until the Expiration Date, the Warrant Holder shall have the right to exercise the Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock specified in the Issuance Notice by the Exercise Percentage.  The right of the Warrant Holder pursuant to this Section 2(b) shall be cumulative.

(c)                                  The Corporation shall give the Warrant Holder a notice (a “Cancellation Notice”) within ten (10) days of the expiration, termination or forfeiture of Stock Issuance Rights since the date of the last Cancellation Notice, in each case in a manner that does not result in the issuance of any Common Stock or any other security, option or right convertible into or exchangeable or exercisable for Common Stock, including, without limitation, Convertible Securities, Purchase Rights or Convertible Securities subject to Purchase Rights, within twelve (12) months of such expiration, termination or forfeiture (a “Reissuance”, and the Company shall give the Warrant Holder notice within ten (10) days of any Reissuance).  Section 2(a) the contrary notwithstanding, on the first anniversary of such Cancellation Notice, this Warrant shall expire and terminate with respect to a number of shares of Common Stock determined by multiplying the number of shares of Common Stock specified in the Cancellation Notice (minus the number of shares, if any, subject to Reissuances) by the Exercise Percentage.

3.                                       Transfer, Division and Combination.

(a)                                  This Warrant may not be transferred or assigned, in whole or in part, except to one or more Permitted Transferees.

(b)                                 Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Corporation to be maintained for such purpose, upon surrender of this Warrant at the Principal Office, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Warrant Holder or its agent or attorney.  Upon such surrender and the Corporation shall execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denomination(s) specified in such instrument or assignment, and this Warrant shall promptly be cancelled.  A Warrant may be exercised by a new Warrant Holder for the purchase of Common Stock prior to issuance of the new Warrant.

(c)                                  This Warrant may be divided or combined with other Warrants upon presentation hereof at the Principal Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Warrant Holder or its agent or attorney.  As to any transfer which may be involved in such division or combination, the Corporation shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(d)                                 The Corporation shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

(e)                                  The Corporation agrees to maintain, at its Principal Office, books for the registration and the registration of transfer of the Warrants.

(f)                                    This Warrant and the Warrant Shares have not been registered under the Securities Act or qualified or registered under any state securities or “blue sky” law. This Warrant and the Warrant Shares may not be offered, transferred, assigned or sold unless registered and qualified pursuant to the provisions of such Securities Act, securities laws and “blue sky” laws, or unless an exemption from registration and qualification is available.

4.                                       Certain Covenants, Representations and Warranties of the Corporation. The Corporation represents, warrants, covenants and agrees that:

(a)                                  All Common Stock issuable upon the exercise of this Warrant will, upon issuance, be duly and validly issued, fully-paid and non-assessable and free from all liens, adverse claims, charges and encumbrances of any nature.

(b)                                 It will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times not greater than the then Exercise Price per share of the Common Stock issuable upon exercise of this Warrant.  Anything in this Agreement to the contrary notwithstanding, the Corporation will have no obligation to reduce the par value per share of the Common Stock below $0.01.

(c)                                  So long as this Warrant is outstanding, the Corporation will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a sufficient number of Common Stock to provide for the exercise hereof.

(d)                                 As of the date hereof, there are a total of 375,000 Stock Issuance Rights outstanding, as described on Schedule I attached hereto and made part hereof.

5.                                       Anti-Dilution Provisions.

(a)                                  Adjustments for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.  In case the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a dividend or distribution on its outstanding Common Stock payable in shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased by the same ratio as the subdivision, or dividend or distribution (with appropriate adjustments to the Exercise Price in effect immediately prior to such subdivision, or dividend or distribution).  In case the Corporation shall at any time combine or consolidate its outstanding Common Stock, the number of shares issuable upon exercise of this Warrant immediately prior to such combination or consolidation shall be proportionately decreased by the same ratio as the combination or consolidation (with appropriate adjustments to the Exercise Price in effect immediately prior to such combination or consolidation).  The foregoing to the contrary notwithstanding, the Exercise Price may not be less than $0.01 per share of Common Stock.

(b)                                 Adjustment for Reorganizations.  If any capital reorganization or reclassification of the capital stock of the Corporation (other than a transaction covered by Section 5(a) above), or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made so that if the Corporation is not the surviving company this Warrant shall be exercisable, subject to the terms and conditions contained in this Warrant, for the number of shares of stock or other securities or property of the Corporation or of the successor company resulting from any such merger or consolidation or sale to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant immediately prior to the capital reorganization, merger, consolidation or sale would have been entitled on such capital reorganization, merger, consolidation, or sale.  Subject to all conditions applicable to the Warrant hereunder, the Corporation will require the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets to assume by written instrument mailed or delivered to Warrant Holder(s) at the last address of each such holder appearing on the books of the Corporation, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.  If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, the Corporation shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Warrant Holder(s) shall have been given a reasonable opportunity to then elect to receive upon exercise of this Warrant (to the extent this warrant is exercisable) either the stock, securities or assets then issuable with respect to the Common Stock or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.  The foregoing to the contrary notwithstanding, the Exercise Price may not be reduced to less than $0.01 per share of Common Stock.

(c)                                  Notices of Record Date.  In the event that:

(1)                                  the Corporation shall declare any cash dividend or distribution (other than distributions to stockholders in connection with the repurchase of stock from employees of the Corporation pursuant to repurchase rights under vesting provisions related to the length of period of employment of such employees at purchase prices initially paid by such employees for such shares) upon its Common Stock, or

(2)                                  the Corporation shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than distributions to stockholders in connection with the repurchase of stock from employees of the Corporation pursuant to repurchase rights under vesting provisions related to the length of period of employment of such employees at purchase prices initially paid by such employees for such shares) to the holders of its Common Stock, or

(3)                                  the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

(4)                                  there shall be any capital reorganization or reclassification of the capital stock of the Corporation, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation, or

(5)                                  there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to the Warrant Holder(s):

(i)                                     at least ten (10) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights and at least twenty (20) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

(ii)                                  in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.  Each such written notice shall be given by first class mail, postage prepaid, addressed to the Warrant Holder(s) at the address of each such holder as shown on the books of the Corporation.

(d)                                 Distribution of Purchase Rights on an As-Exercised Basis.  If at any time or from time to time on or after the date hereof, the Corporation shall grant, issue or sell any Convertible Securities, Purchase Rights or Convertible Securities subject to Purchase Rights pro rata for no consideration to the record holders of Common Stock (“Pro Rata Rights”), then, to the extent this Warrant becomes exercisable pursuant to Section 2(b), the Warrant Holder shall be entitled to acquire upon any exercise of this Warrant, upon the terms applicable to such Pro Rata Rights, the aggregate Pro Rata Rights which such holder could have acquired if it had held the number of shares of Common Stock to be acquired upon such exercise of this Warrant immediately before the grant, issuance or sale of such Pro Rata Rights.

(e)                                  No Impairment.  The Corporation will not, by amendment of its Articles of Incorporation, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Exercise Rights of the holders of this Warrant against impairment.

(f)                                    Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Warrant Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

(g)                                 Adjustment by Board of Directors.  In any event occurs as to which, in the opinion of the Board of Directors of the Corporation, the provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Warrant Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to any of the provisions of this Section 5 except in the case of a combination of shares of a type contemplated in Section 5(a) and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section 5(a).

6.                                       Loss, Theft, Destruction or Mutilation. Upon receipt by the Corporation of reasonable evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonable indemnity and (in case of mutilation) upon surrender and cancellation hereof, the Corporation will execute and deliver, in lieu hereof, a new warrant of like tenor representing the same rights as the lost, stolen, destroyed or mutilated Warrant.

7.                                       Amendments and Waivers. No amendment or waiver of any provision of this Warrant shall be effective unless and until it shall be set forth in writing and signed by the Corporation and the Warrant Holder.

8.                                       No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrant Holder shall not be entitled to any rights of a stockholder of the Corporation, including, without limitation, the right to vote, the right to receive dividends and the right to receive other distributions.

9.                                       Payment of Taxes. The Corporation shall pay all taxes (other than income taxes of any Warrant Holder) attributable to the issuance of this Warrant and the Warrant Shares, but not any tax or expenses attributable to the transfer of this Warrant, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of this Warrant, to a person other than the registered holder of the Warrant.

10.                                 Registration Rights.  This Warrant and the Warrant Shares are entitled to the benefits of the Registration Rights Agreement.  The Corporation shall keep a copy of the Registration Rights Agreement, and any amendments thereto, at the Principal Office and shall furnish copies thereof to the Warrant Holder upon request.  A holder of Warrant Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to registration statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as a Warrant Holder under the

Registration Rights Agreement, subject to the obligations thereunder.  The Corporation will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford to such holder such rights.

11.                                 Governing Law; Jurisdiction. This Warrant shall be construed in accordance with and governed by the laws of the State of Nevada without regard to its conflicts of law doctrine.  Each party, acting for such party and for such party’s successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably consents and subjects such party to the exclusive jurisdiction of the United States District Court of the District of Nevada or any Nevada state court sitting in Clark County, Nevada in respect of any and all matters arising under or in connection with this Agreement.

12.                                 Headings. The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officer under its corporate seal and attested by its duly authorized officer, on the date of this Warrant.

PAUL-SON GAMING CORPORATION

By:	/s/ Gérard P. Charlier
Name:	Gérard P. Charlier
Title:	President & CEO

Attest:	/s/ Jerry G. West
Name:	Jerry G. West
Title:	Director

Exhibit A

SUBSCRIPTION AGREEMENT

Date:

TO:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase                         shares of Common Stock purchasable upon exercise thereof; make payment herewith in full therefor at the price and by a means provided for in the Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                                                 whose address is                                                                       and, if such shares of Common Stock shall not include all of the Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Stock issuable hereunder be delivered to the undersigned.

(Warrant Holder)

By:
Name:
Title:

Exhibit B

ASSIGNMENT

For Value Received,                                                                                                                hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant to:

NAME OF ASSIGNEE	ADDRESS

Dated:	Signature:

Witness:

This Warrant may only be assigned or transferred in accordance with Section 3 thereof.

SCHEDULE I

OUTSTANDING STOCK ISSUANCE RIGHTS

As of September 12, 2002, immediately following the Closing, the Corporation has the following outstanding Stock Issuance Rights:

1.               Under the Corporation’s 1994 Directors’ Stock Option Plan, the Corporation has outstanding stock options to purchase an aggregate of 70,500 shares of Common Stock as set forth in more detail in the Stock Option Detail chart attached hereto and incorporated herein.

2.               Under the Corporation’s 1994 Long-Term Incentive Plan, the Corporation has outstanding stock options to purchase an aggregate of 304,500 shares of Common Stock as set forth in more detail in the Stock Option Detail chart attached hereto and incorporated herein.

PaulSon Gaming Corp.

Stock Option Detail

1994 Long Term Incentive Plan

	Grant	Number of	Option	First Vest	Vesting	Years	%	Vested	Termin.	Exercised	Forfeited	Options	Vested Shares
Optionee	Date	Shares	Price	Date	Period	Vested	Vested	Shares	Date	Options	Options	O/S	Outstanding

Endy, E	7/29/1996	100,000	8.06	7/29/1997	4	4	1	100,000		3,000		97,000	97,000
Speiser, L	2/20/1996	100,000	8.75	2/20/1997	4	4	1	100,000		25,000		75,000	75,000
Coiro, R	2/20/1996	30,000	8.75	2/20/1997	4	4	1	30,000		7,500		22,500	22,500
Moreno, F	2/20/1996	15,000	8.75	2/20/1997	4	4	1	15,000		—		15,000	15,000
Arroyo, H	1/28/1997	10,000	10.75	1/28/1998	4	4	1	10,000		—		10,000	10,000
Oceguera, S	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Ortiz, B	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Rodriguez, E	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Ruiz, G	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Ruiz, M	1/28/1997	10,000	10.75	1/29/1998	4	4	1	10,000		—		10,000	10,000
Diaz, J	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
Diaz, J	1/28/1997	5,000	10.75	1/28/1998	4	4	1	5,000		—		5,000	5,000
Gonzales, B	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
Gonzales, B	1/28/1997	5,000	10.75	1/29/1998	4	4	1	5,000		—		5,000	5,000
Lisenberry, R	1/28/1997	5,000	10.75	1/29/1998	4	4	1	5,000		—		5,000	5,000
Lisenberry, R	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
Moreno, F	2/20/1996	5,000	8.75	2/20/1997	4	4	1	5,000		—		5,000	5,000
		340,000						340,000		35,500		304,500	304,500

1994 Directors Plan

	Grant	Number of	Option	First Vest	Vesting	Years	%	Vested	Termin.	Exercised	Forfeited	Options	Vested Shares
Optionee	Date	Shares	Price	Date	Period	Vested	Vested	Shares	Date	Options	Options	O/S	Outstanding

Scott, Richard	7/18/1995	3,000	6.50	7/18/1996	3	3	1	3,000		—		3,000	3,000
West, Jerry	7/29/1995	3,000	8.06	7/29/1996	1	1	1	3,000		—		3,000	3,000
West, Jerry	4/12/1996	4,000	13.88	4/12/1997	1	1	1	4,000		—		4,000	4,000
West, Jerry	2/20/1995	3,000	8.75	2/20/1996	3	3	1	3,000		—		3,000	3,000
West, Jerry	4/12/1998	4,000	10.56	4/12/1998	1	1	1	4,000		—		4,000	4,000
West, Jerry	4/12/1999	4,000	8.25	4/12/1999	1	1	1	4,000		—		4,000	4,000
West, Jerry	4/12/2000	6,500	3.63	4/12/2000	1	1	1	6,500		—		6,500	6,500
West, Jerry	4/12/2001	6,500	2.40	4/12/2001	1	1	1	6,500		—		6,500	6,500
West, Jerry	4/12/2002	6,500	1.69	4/12/2002	1	1	1	6,500		—		6,500	6,500
Scott, Richard	7/18/1998	3,000	8.88	7/18/1998	1	1	1	3,000		—		3,000	3,000
Scott, Richard	7/18/1999	3,000	8.25	7/18/1999	1	1	1	3,000		—		3,000	3,000
Scott, Richard	7/18/2000	5,000	2.88	7/18/2000	1	1	1	5,000		—		5,000	5,000
Scott, Richard	7/18/2001	5,000	2.75	7/18/2001	1	1	1	5,000		—		5,000	5,000
Scott, Richard	7/18/2002	5,000	3.20	7/18/2002	1	1	1	5,000		—		5,000	5,000
Dennis, Paul	11/14/2000	6,000	1.38	11/14/2001	1	0	1	6,000		—		6,000	6,000
Dennis, Paul	11/14/2001	3,000	1.42	11/14/2001	1	0	1	3,000		—		3,000	3,000
		70,500						70,500		—		70,500	70,500

GRAND TOTALS BOTH PLANS		410,500						410,500		35,500		375,000	375,000